                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 July 12, 1999
                        (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



          Oklahoma                   1-2572                 73-1520922
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Items 1-4           Not applicable.

Item 5              Other Events:

                    Pursuant to the terms and conditions of a certain Amendment No. 1 to Agreement and Plan of Merger, dated April 25, 1999, among ONEOK, Inc., an Oklahoma corporation ("ONEOK"), Oasis Acquisition Corporation, a California corporation and newly formed subsidiary of ONEOK ("OAC"), and Southwest Gas Corporation, a California corporation ("Southwest"), Southwest will be merged into OAC with OAC as the surviving corporation. Immediately after that, OAC will be merged into ONEOK with ONEOK as the surviving corporation. The mergers are subject to approval by Southwest's shareholders, state regulatory agencies, and typical closing conditions. It is anticipated that the transactions can be closed later in 1999.

                    In order for ONEOK to issue certain securities during the interim period, ONEOK must comply with Rule 3-05 and Rule 11-01(a)(8) of Regulation S-X of the Securities and Exchange Commission with respect to disclosure of certain financial statements of the business acquired or to be acquired and pro forma financial information relating to the probable merger transactions. Therefore, ONEOK is filing as exhibits hereto certain financial information relating to Southwest and required pro forma financial information.

Item 6              Not applicable.

Item 7              Financial Statements, Pro Forma Financial Information and
                    Exhibits


Exhibit No.:        Description.

12 Included herein - Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements

12.a                Included herein - Computation of Ratio of Earnings to Fixed
                    Charges

99.a                Included herein - Unaudited Pro Forma Combined Condensed
                    Financial Statements

99.b Incorporated by Reference - Reports on Form 10-Q for the period ended March 31, 1999 filed by Southwest Gas Corporation

99.c                Incorporated by Reference - Reports on Form 8-K filed by
                    ONEOK, Inc.

                    8-K filed April 26, 1999 related to the amendment to the merger agreement with Southwest Gas Corporation

                    8-K filed April 15, 1999, which incorporates by reference Southwest's 10-K

Item 8              Not applicable.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 12th of July, 1999.



                                             ONEOK, Inc.


                                             By: /s/ Jim Kneale
                                                 -------------------------------
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer
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                                INDEX TO EXHIBITS

Exhibit No.:        Description.
12                  Included herein - Computation of Ratio of Earnings to
                    Combined Fixed Charges and Preferred Stock Dividend
                    Requirements

12.a                Included herein - Computation of Ratio of Earnings to Fixed
                    Charges

99.a                Included herein - Unaudited Pro Forma Combined Condensed
                    Financial Statements

99.b                Incorporated by Reference - Reports on Form 8-K filed by
                    Southwest Gas Corporation

                    8-K filed May 4, 1999 releasing summary financial information regarding Southwest's operating performance and financial position for the quarter ended March 31, 1999

99.c                Incorporated by Reference - Reports on Form 8-K filed by
                    ONEOK, Inc.